UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
Suite 105, Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On February 15, 2017, InnSuites Hospitality Trust (“IHT”) and RRF Limited Partnership (“Partnership”) entered into a restructuring agreement included in Exhibit 10.1 with Rare Earth Financial, LLC (“REF”) to allow for the sale of non-controlling partnership units in Albuquerque Suite Hospitality LLC (“Albuquerque”) for $10,000 per unit, which operates the Best Western InnSuites Albuquerque Hotel and Suites Airport hotel property, a 100 unit hotel in Albuquerque, New Mexico (the “Property”). REF and IHT are restructuring the Albuquerque Membership Interest by creating 250 additional Class A membership interests from General Member majority-owned to accredited investor member-owned. In the event of sale of 250 Class A Interests, total interests outstanding will change from 550 to 600 with Class A, Class B and Class C Limited Liability Company Interests (referred to collectively as “Interests”) restructured with IHT selling approximately 200 Class B Interests to accredited investors as Class A Interest. REF, as a General Partner of Yuma, will coordinate the offering and sale of Class A Interests to qualified third parties. REF and other REF Affiliates may purchase Interests under the offering. This restructuring is part of the Trust’s Equity Enhancement Plan to comply with Section 1003(a)(iii) of the NYSE MKT Company Guide. The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Restructuring Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 19, 2017, IHT changed the terms of its Line of Credit / Promissory Note with Tempe/Phoenix Airport Resort LLC from a $500,000 to a $1,000,000 note and extended the maturity date from June 30, 2017 to June 30, 2019. The funds may be used for IHT working capital. The Trust and/or one or more of its subsidiaries may enter into similar arrangements to add additional working capital to select subsidiaries in the year ahead. The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 19, 2017, IHT changed the terms of its Demand / Revolving Line of Credit / Promissory Note with REF and extended the maturity date of the note from December 31, 2017 to June 30, 2019. The funds may be used for IHT working capital. The Trust and/or one or more of its subsidiaries may enter into similar arrangements to add additional working capital to select subsidiaries in the year ahead. The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On June 19, 2017, IHT terminated its Line of Credit / Promissory Note with Phoenix Northern Resort LLC which was originally created on December 22, 2015 with a maturity date of June 30, 2017. Phoenix Northern Resort LLC sold its Best Western InnSuites Hotel and Suites property located in Phoenix, Arizona on February 14, 2017. The Best Western InnSuites Hotel and Suites property was not owned by IHT but was owned by affiliates of James Wirth, IHT’s CEO. The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The following presentation of Adjusted EBITDA, a non-GAAP measure, is made to assist our investors in evaluating our operating performance. Adjusted EBITDA is defined as earnings before minority interest, interest expense, amortization of loan costs, interest income, income taxes, depreciation and amortization, and non-controlling interests in the Trust. We present Adjusted EBITDA because we believe these measurements (a) more accurately reflect the ongoing performance of our hotel assets and other investments, (b) provide more useful information to investors as indicators of our ability to meet our future debt payment and working capital requirements, and (c) provide an overall evaluation of our financial condition. Adjusted EBITDA as calculated by us may not be comparable to Adjusted EBITDA reported by other companies that do not define Adjusted EBITDA exactly as we define the term. Adjusted EBITDA does not represent cash generated from operating activities determined in accordance with GAAP and should not be considered as an alternative to (a) GAAP net income or loss as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity.

A reconciliation of net loss attributable to controlling interests to Adjusted EBITDA for the three months ended April 30, 2017 and 2016 is as follows:

	Three Months Ended April,
	2017	2016
Net loss attributable to controlling interests	$(239,769)	$(189,696)
Add back:
Depreciation	413,398	133,654
Interest expense	205,036	185,912
Taxes	60,000	-
Less:
Interest income	(4)	(21,738)
Adjusted EBITDA	$438,661	$108,132

Excluding income tax effects, the Trust had approximately $499,000 Adjusted EBITDA for three months ended April 30, 2017 and approximately $108,000 Adjusted EBITDA for three months ended April 30, 2016, a difference of approximately $391,000.

In summary, Adjusted EBITDA for the three months ended April 30, 2017 as compared to the three months ended April 30, 2016 increased 362%.

The information contained in Item 2.02 to this Current Report on Form 8-K, is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On June 19, 2017, the Board of Trustees approved a cash dividend of $0.01 per Share of Beneficial Interest of the Trust, payable on July 31, 2017 to shareholders of record as of June 27, 2017.

On June 19, 2017, the Board of Trustees approved an expansion of its share repurchase program under Rule 10b-18 of the Securities Exchange Act of 1934, as amended, for the purchase of up to 750,000 Partnership units and/or Shares of Beneficial Interest in open market or privately negotiated transactions. The share repurchase program started on January 2, 2011 for the purchase of 250,000 Partnership units and/or Shares of Beneficial Interest and then was expanded on September 10, 2002, August 18, 2005, September 10, 2007, January 5, 2009, September 15, 2009 and January 31, 2010. Acquired Shares of Beneficial Interest will be held in treasury and will be available for future acquisitions and financings and/or for awards granted under the Trusts’ equity compensation plans/programs.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Albuquerque Suite Hospitality Restructuring Agreement – Second Addendum, dated June 19, 2017, executed by InnSuites Hospitality Trust, majority owner and Rare Earth Financial, LLC, Administrative Member.

10.2	Line of Credit / Promissory Note Change in Terms Agreement, dated June 19, 2017, executed by Tempe/Phoenix Airport Resort, LLC as borrower, in favor of InnSuites Hospitality Trust, as Lender.

10.3	Demand / Revolving Line of Credit / Promissory Note Change in Terms Agreement, dated June 19, 2017, executed by Rare Earth Financial, LLC as borrower, in favor of InnSuites Hospitality Trust, as Lender.

10.4	Line of Credit / Promissory Note Change in Terms Agreement, dated June 19, 2017, executed by Phoenix Northern Resort, LLC as borrower, in favor of InnSuites Hospitality Trust, as Lender.

99.1	IHT Press Release, dated June 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Adam B. Remis
Adam B. Remis
Chief Financial Officer

Date: June 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Albuquerque Suite Hospitality Restructuring Agreement – Second Addendum, dated June 19, 2017, executed by InnSuites Hospitality Trust, majority owner and Rare Earth Financial, LLC, Administrative Member.

10.2	Line of Credit / Promissory Note Change in Terms Agreement, dated June 19, 2017, executed by Tempe/Phoenix Airport Resort, LLC as borrower, in favor of InnSuites Hospitality Trust, as Lender.

10.3	Demand / Revolving Line of Credit / Promissory Note Change in Terms Agreement, dated June 19, 2017, executed by Rare Earth Financial, LLC as borrower, in favor of InnSuites Hospitality Trust, as Lender.

10.4	Line of Credit / Promissory Note Change in Terms Agreement, dated June 19, 2017, executed by Phoenix Northern Resort, LLC as borrower, in favor of InnSuites Hospitality Trust, as Lender.

99.1	Press Release, dated June 22, 2017.